EXHIBIT 99.1

Support.com Reports Third Quarter 2013 Financial Results

REDWOOD CITY, CA – October 30, 2013 - Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software, today reported unaudited financial results for its third quarter ended September 30, 2013.

Q3 2013 Financial Summary

For the third quarter of 2013, total non-GAAP revenue was $23.7 million compared to $18.2 million in the third quarter of 2012 and $20.1 million in the second quarter of 2013. Total GAAP revenue for the third quarter of 2013 was $23.4 million, after a warrant-related charge to revenue of $383,000.

On a non-GAAP basis, income from continuing operations for the third quarter of 2013 was $4.6 million, or $0.08 per share, compared to $1.8 million, or $0.04 per share, in the third quarter of 2012 and $3.8 million, or $0.07 per share, in the second quarter of 2013.

On a GAAP basis, income from continuing operations for the third quarter of 2013 was $3.0 million, or $0.06 per share, compared to $298,000, or $0.01 per share, in the third quarter of 2012 and $2.6 million, or $0.05 per share, in the second quarter of 2013.

Non-GAAP revenue excludes a charge of $383,000 related to the issuance of warrants to purchase 166,000 shares of the Company’s Common Stock upon Comcast’s achievement of certain performance milestones. Non-GAAP income from continuing operations excludes the warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. Collectively, these items impacted income from continuing operations by $1.6 million in the third quarter of 2013, $1.5 million in the third quarter of 2012 and $1.2 million in the second quarter of 2013. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“Our business evolved substantially in the third quarter,” said Josh Pickus, President and Chief Executive Officer. “We delivered exceptionally strong quarterly results reflecting the new Comcast home networking support bundle and the performance of existing programs, while expanding our SaaS footprint with new customer additions. Going forward, we expect a number of program changes that we’ll describe in our conference call today.”

Balance Sheet Information

At September 30, 2013 cash, cash equivalents and investments were $68.5 million, compared to $65.0 million at June 30, 2013.

Recent Company Highlights

•	Non-GAAP revenue grows 31% year-over-year and 18% sequentially

•	Substantial hiring, training and certification completed for Comcast bundle

•	Comcast premium support program for residential customers to wind down; new referral program expected to be launched

•	Two new customers added to SaaS customer base

•	New version of Nexus SaaS platform released with expanded mobile support tools, advanced workflow automation and interactive dashboards

Roop K. Lakkaraju Appointed Chief Financial Officer & Chief Operating Officer

Support.com today announced the appointment of Roop K. Lakkaraju as Chief Financial and Chief Operating Officer. Mr. Lakkaraju previously served as Chief Financial Officer of Quantros, a private equity backed SaaS company, 2Wire, a provider of integrated broadband solutions for the connected home, and Solectron, an electronics manufacturer.

Conference Call

Support.com will host a conference call discussing the Company's third quarter 2013 results on Wednesday, October 30, 2013 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877)-388-8486 (domestic) or (408)-427-3864 (international) and referencing passcode 77256187. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based technology services and software that power premium technology support programs and technical support organizations. Our premium technology support programs help leading brands create new revenue streams and deepen customer relationships. Our Nexus® Service Delivery Platform helps technical support organizations reduce costs, improve problem resolution and enhance the customer experience. Our customers include many of the nation's leading communications providers, retailers, technology companies and others. For more information, please visit us at: www.support.com.

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Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2013 Support.com, Inc. All rights reserved. Support.com and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage or generation, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, customers, products, services or investments; personnel matters; the ability to complete contracts for anticipated expansion programs; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major programs while also expanding our customer base, our ability to market and sell software and services to consumers and small businesses, our ability to market and sell our Nexus service delivery platform on a SaaS basis, our ability to maintain and grow revenue, our ability to scale and manage our workforce and retain personnel, and our ability to control expenses and achieve desired margins. These and other risks are detailed in our reports filed with the Securities and Exchange Commission, including without limitation our latest Annual Report on Form 10-K and our latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. We do not intend to update this information to reflect future events or circumstances, and disclaim any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded a warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Warrant-related charges. When evaluating its operating performance management excludes warrant-related charges against revenue in the period in which performance milestones are met and warrants are earned and issued because the Company does not incur such non-cash charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. For the third quarter of 2013, the warrant-related charge was $383,000, compared to zero in the third quarter of 2012 and the second quarter of 2013.

B. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $870,000 in the third quarter of 2013, compared to $911,000 in the third quarter of 2012 and $768,000 in the second quarter of 2013.

C. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and other charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $335,000 in the third quarter of 2013, compared to $397,000 in the third quarter of 2012 and $335,000 in the second quarter of 2013.

D. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the third quarter of 2013, compared to $72,000 in the third quarter of 2012 and zero in the second quarter of 2013.

E. Acquisition expense. Management excludes acquisition expense such as legal and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the third quarter of 2013, compared to $1,000 in the third quarter of 2012 and zero in the second quarter of 2013.

F. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company's operating performance. Other non-recurring items resulted in a benefit of $57,000 in the third quarter of 2013, expense of $86,000 in the third quarter of 2012, and no expenses or benefits in the second quarter of 2013.

G. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $54,000 in the third quarter of 2013, compared to $69,000 in the third quarter of 2012 and $82,000 in the second quarter of 2013.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30,	December 31,
	2013 (1)	2012 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$68,450	$56,350
Accounts receivable, net	13,644	9,689
Prepaid expenses and other current assets	2,236	1,359
Total current assets	84,330	67,398
Property and equipment, net	507	591
Purchased technology, net	-	62
Goodwill	14,240	14,240
Intangible assets, net	3,770	4,775
Other assets	1,038	1,193

Total assets	$103,885	$88,259

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$4,377	$2,053
Other accrued liabilities	3,856	3,969
Short-term deferred revenue	4,358	6,618
Total current liabilities	12,591	12,640
Long-term deferred revenue	32	35
Other long-term liabilities	1,604	1,421
Total liabilities	14,227	14,096

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	255,444	242,954
Treasury stock	(5,036)	(922)
Accumulated other comprehensive loss	(1,893)	(1,501)
Accumulated deficit	(158,862)	(166,373)
Total stockholders' equity	89,658	74,163

Total liabilities and stockholders' equity	$103,885	$88,259

Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2012.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013 (3)	2012	2013 (3)	2012
Revenue:
Services	$19,305	$14,769	$51,879	$42,278
Software and other	$4,054	$3,407	11,807	10,799
Total revenue	23,359	18,176	63,686	53,077

Cost of revenue:
Cost of services (4)	11,046	8,815	29,194	28,696
Cost of software and other (4)	294	312	872	1,142
Total cost of revenue	11,340	9,127	30,066	29,838
Gross profit	12,019	9,049	33,620	23,239
Operating expenses:
Amortization of intangible assets and other	335	397	1,005	1,155
Research and development (4)	1,456	1,643	4,325	5,121
Sales and marketing (4)	4,120	3,789	12,431	14,908
General and administrative (4)	3,077	2,897	8,193	8,661
Total operating expenses	8,988	8,726	25,954	29,845

Income (loss) from operations	3,031	323	7,666	(6,606)

Interest income and other, net	127	93	307	227

Income (loss) from continuing operations, before income taxes	3,158	416	7,973	(6,379)

Income tax provision	121	118	446	353

Income (loss) from continuing operations, after income taxes	3,037	298	7,527	(6,732)

Income (loss) from discontinued operations, net of income taxes	(5)	(7)	(16)	10

Net income (loss)	$3,032	$291	$7,511	$(6,722)

Income (loss) from continuing operations, after income taxes
Basic	$0.06	$0.01	$0.15	$(0.14)
Diluted	$0.06	$0.01	$0.14	$(0.14)

Income (loss) from discontinued operations, net of income taxes
Basic	$(0.00)	$(0.00)	$(0.00)	$0.00
Diluted	$(0.00)	$(0.00)	$(0.00)	$0.00

Shares used in computing per share amounts:
Basic	52,266	48,707	51,080	48,571
Diluted	54,661	50,326	53,508	48,571

Note 3:  Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Cost of revenue:
Cost of services	$84	$86	$241	$270
Cost of software and other	3	3	8	24
Operating expenses:
Research and development	192	252	530	820
Sales and marketing	103	94	285	511
General and administrative	488	634	1,370	1,734
Total	$870	$1,069	$2,434	$3,359

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

GAAP revenue	$23,359	$18,176	$63,686	$53,077
Warrant-related charge	383	-	383	-
Non-GAAP revenue	$23,742	$18,176	$64,069	$53,077

GAAP cost of revenue	$11,340	$9,127	$30,066	$29,838
Stock-based compensation expense (Cost of revenue portion only)	(87)	(89)	(249)	(295)
Non-GAAP cost of revenue	$11,253	$9,038	$29,817	$29,543

GAAP operating expenses	$8,988	$8,726	$25,954	$29,845
Stock-based compensation expense (Excl. cost of revenue portion)	(783)	$(822)	(2,185)	(2,643)
Amortization of intangible assets and other	(335)	$(397)	(1,005)	(1,155)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	$(72)	-	(244)
Acquisition expense	-	$(1)	-	(36)
Other non-recurring items	-	$(86)	-	(143)
Non-GAAP operating expenses	$7,870	$7,348	$22,764	$25,624

GAAP interest income and other, net	$127	$93	$307	$227
Other non-recurring items	(57)	-	(57)	-
Non-GAAP interest income and other, net	$70	$93	$250	$227

GAAP income tax provision	$121	$118	$446	$353
Tax expense associated with acquired goodwill	(54)	(69)	(209)	(206)
Non-GAAP income tax provision	$67	$49	$237	$147

GAAP income (loss) from continuing operations, after income taxes	$3,037	$298	$7,527	$(6,732)
Warrant-related charge	383	-	383	-
Stock-based compensation expense	870	911	2,434	2,938
Amortization of intangible assets and other	335	397	1,005	1,155
Restructuring and impairment charges	-	72	-	244
Acquisition expense	-	1	-	36
Other non-recurring items	(57)	86	(57)	143
Tax expense associated with acquired goodwill	54	69	209	206
Total impact of Non-GAAP exclusions	1,585	1,536	3,974	4,722
Non-GAAP income (loss) from continuing operations, after income taxes	$4,622	$1,834	$11,501	$(2,010)

Income (loss) from continuing operations, after income taxes
Basic -GAAP	$0.06	$0.01	$0.15	$(0.14)
Basic - Non-GAAP	$0.09	$0.04	$0.23	$(0.04)

Diluted - GAAP	$0.06	$0.01	$0.14	$(0.14)
Diluted - Non-GAAP	$0.08	$0.04	$0.21	$(0.04)
Shares used in computing per share amounts (GAAP)
Basic	52,266	48,707	51,080	48,571
Diluted	54,661	50,326	53,508	48,571
Shares used in computing per share amounts (Non-GAAP)
Basic	52,266	48,707	51,080	48,571
Diluted	54,661	50,326	53,508	48,571

The adjustments above reconcile the Companys GAAP financial results to the non-GAAP financial measures used by the Company. The Companys non-GAAP financial measures exclude a warrant-related charge and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Companys GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

Contact Information:

Investor Contact
Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com